Rule 497(d)

                                        FT 642

                   Supplement to the Prospectus dated May 16, 2002

Notwithstanding anything to the contrary in the Prospectus, the initial sales charge, which is equal to the difference between the maximum sales charge of 2.95% of the Public Offering Price and the sum of the remaining deferred sales charge and creation and development fee (initially $.195 per Unit), will not be reduced by the amount of any collected creation and development fee.

August 6, 2002